                                                                      Exhibit 99
                            [LETTERHEAD FOR AMD]

NEWS RELEASE



                                                                       CONTACTS:
                                                                     Scott Allen
                                                                Public Relations
                                                                  (408) 749-3311




                       AMD REPORTS FOURTH QUARTER RESULTS

     SUNNYVALE, CA - JANUARY 13, 1999 - AMD today reported record revenues of $788,820,000 during its fourth quarter, ended December 27, 1998. Net income amounted to $22,321,000, or $0.15 per diluted share. All of the revenue growth resulted from increased sales of AMD-K6(R)-2 processors with 3DNow!(TM) technology.

     Revenues increased by 15 percent from the immediate-prior quarter, and by
29 percent from the like period of 1997.   In the immediate-prior quarter, AMD
reported net income of $1,006,000 on revenues of $685,927,000, which resulted in net income of $0.01 per diluted share. In the like period of 1997, AMD reported revenues of $613,171,000, which resulted in a net loss of $12,334,000, or $0.09 per share.

     At $2,542,141,000, revenues for 1998 were also a record. For 1998, AMD reported a net loss of $103,960,000, or $0.72 per share. In 1997 AMD reported revenues of $2,356,375,000, which resulted in a net loss of $21,090,000, or $0.15 per share. AMD revenues for 1998 grew by 8 percent in a year in which the worldwide semiconductor industry experienced a double-digit revenue decline.

                                     -more-

     "Growing customer acceptance of the AMD-K6-2 processor with 3DNow! technology enabled AMD to continue to gain share in the market for Microsoft(R) Windows(R) computing," said W.J. Sanders III, chairman and chief executive officer. "Unit shipments of AMD-K6 family processors grew by 1.7 million, or 45 percent, to 5.5 million units from the immediate-prior quarter. AMD-K6 family processor revenues grew by more than $100 million over the immediate-prior quarter to $488 million.

     "In 1998 AMD shipped more than 13.5 million AMD-K6 family processors, generating revenues in excess of $1.25 billion," Sanders continued. "The majority of these units - more than 8.5 million - were AMD-K6-2 processors with 3DNow! technology. We believe the substantial and growing installed base of PC systems with 3DNow! technology will provide a strong platform for software developers, which in turn should enhance opportunities for broader acceptance of AMD processors going forward. All AMD processors for the personal computer market now incorporate 3DNow! technology supported by Microsoft Windows DirectX 6.0.

     "A key objective in the just-completed quarter was progressing on our speed roadmap and satisfying strategic customer requirements for processors with speeds up to 400 megahertz (MHz)," Sanders continued. "We accomplished this objective. We introduced and shipped in volume 366MHz, 380MHz, and 400MHz versions of the AMD-K6-2 processor with 3DNow! technology. We shipped hundreds of thousands of 400MHz processors, but were unable to satisfy strong overall market demand. We expect to substantially increase shipments of 400MHz processors in the current quarter.

     "We continued to gain unit market share during the just-completed quarter. We estimate that AMD-K6 family processors accounted for 16 percent of all processor units for Microsoft Windows computing in the fourth quarter of 1998 - a doubling of market share from the comparable quarter of 1997.

                                     -more-

     "At 38 percent share of market, AMD-K6 family processors were number one in the burgeoning segment for sub-$1,000 desktop PC systems in the bellwether North American retail channel, according to the most recent information from PC Data. Our market share in the $1,000-to-$1,500 desktop segment was 37 percent. AMD-K6 family processors captured 21 percent of the North American retail market for portable systems. With today's announcement by Toshiba and the recent announcement by Compaq Computer of portable systems featuring AMD-K6-2 processors with 3DNow! technology, the world's number one and number two producers of portable systems are now AMD customers.

     "Aggregate revenues from our other product groups - our Communications Group, our Memory Group, and Vantis, our programmable logic subsidiary - were essentially flat with the immediate-prior quarter. Total AMD bookings for the second consecutive quarter reached record levels, driven by continuing strong demand for AMD-K6-2 processors with 3DNow! technology," Sanders concluded.

Cautionary Statement

     Investors are cautioned that all forward-looking statements of management's expectations involve risks and uncertainties that could cause actual results to differ materially from current expectations.

                                     -more-

     Any forward-looking statements about the AMD-K6-2 processor involve risks and uncertainties, including whether: the company will substantially increase production of 400MHz processors, and overall will meet customer demand for increasingly higher-performance AMD-K6-2 processors; the company will maintain or increase AMD-K6-2 revenues sufficient to maintain or increase profitability in the microprocessor business; the company will have the financial and other resources necessary to continue to invest and compete successfully in the microprocessor business, including investment in leading-edge wafer fabrication equipment and process technologies; customer demand for the AMD-K6-2 processor will continue at current or greater levels; and whether economic conditions will change and affect demand for microprocessors and other integrated circuits. Investors are urged to consult the risks and uncertainties detailed in AMD's reports filed with the Securities and Exchange Commission.

ABOUT AMD

     AMD is a global supplier of integrated circuits for the personal and networked computer and communications markets. AMD produces processors, flash memories, programmable logic devices, and products for communications and networking applications. Founded in 1969 and based in Sunnyvale, California, AMD had revenues of $2.5 billion in 1998. (NYSE: AMD)

                                      -30-

WORLD WIDE WEB: Press announcements and other information about AMD are available on the Internet via the World Wide Web. Type http://www.amd.com at
                                                        ------------------
the URL prompt.

NOTE TO EDITOR: Readers may obtain additional information by calling 1 (800) 222-9323 or (408) 749-5703.

3DNOW! AND VANTIS ARE TRADEMARKS OF ADVANCED MICRO DEVICES, INC.

AMD-K6, AMD-K6-2, AMD, THE LOGO AND COMBINATIONS THEREOF ARE REGISTERED TRADEMARKS OF ADVANCED MICRO DEVICES, INC.

MICROSOFT AND WINDOWS ARE REGISTERED TRADEMARKS OF MICROSOFT CORPORATION.

GENERAL NOTICE: OTHER PRODUCT NAMES USED IN THIS PUBLICATION ARE FOR IDENTIFICATION PURPOSES ONLY AND MAY BE TRADEMARKS OF THEIR RESPECTIVE COMPANIES.

                                     -more-

Advanced Micro Devices, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Thousands except per share amounts)


                                                           Quarter Ended                                      Year Ended
                                                            (Unaudited)                            (Unaudited)          (Audited)
------------------------------------------------------------------------------------------------------------------------------------
                                          Dec. 27,           Sept. 27,           Dec. 28,            Dec. 27,            Dec. 28,
                                            1998               1998                1997                1998                1997
------------------------------------------------------------------------------------------------------------------------------------
Net sales                               $  788,820         $  685,927          $  613,171          $2,542,141          $2,356,375

Cost of sales                              481,987            422,985             428,856           1,718,703           1,578,438
Research and development                   156,459            143,665             127,031             567,402             467,877
Marketing, general and
    administrative                         120,498            109,768             102,296             419,678             400,713

------------------------------------------------------------------------------------------------------------------------------------
                                           758,944            676,418             658,183           2,705,783           2,447,028

------------------------------------------------------------------------------------------------------------------------------------

Operating income (loss)                     29,876              9,509             (45,012)           (163,642)            (90,653)

Litigation settlement                            -                  -                   -             (11,500)                  -
Interest income and other, net              10,037             10,071               6,525              34,207              35,097
Interest expense                           (15,177)           (21,182)            (11,757)            (66,494)            (45,276)

------------------------------------------------------------------------------------------------------------------------------------

Income (loss) before income taxes
    and equity in joint venture             24,736             (1,602)            (50,244)           (207,429)           (100,832)

Benefit for income taxes                      (136)              (635)            (29,861)            (91,878)            (55,155)

------------------------------------------------------------------------------------------------------------------------------------

Income (loss) before equity
    in joint venture                        24,872               (967)            (20,383)           (115,551)            (45,677)

Equity in net income (loss) of
    joint venture                           (2,551)             1,973               8,049              11,591              24,587

------------------------------------------------------------------------------------------------------------------------------------

Net income (loss)                       $   22,321         $    1,006          $  (12,334)         $ (103,960)         $  (21,090)

------------------------------------------------------------------------------------------------------------------------------------

Net income (loss) per common share
  - Basic                               $     0.15         $     0.01          $    (0.09)         $    (0.72)         $    (0.15)
  - Diluted                             $     0.15         $     0.01          $    (0.09)         $    (0.72)         $    (0.15)

------------------------------------------------------------------------------------------------------------------------------------

Shares used in per share
    calculation
  - Basic                                  144,926            143,915             141,889             143,668             140,453
  - Diluted                                149,949            146,642             141,889             143,668             140,453

------------------------------------------------------------------------------------------------------------------------------------

Advanced Micro Devices, Inc.
CONSOLIDATED BALANCE SHEETS
(Thousands)

                                                                                             December 27,               December 28,
                                                                                                1998                       1997
                                                                                             (Unaudited)                (Audited)
------------------------------------------------------------------------------------------------------------------------------------

Assets

------------------------------------------------------------------------------------------------------------------------------------
Current assets:
     Cash, cash equivalents and short-term investments                                        $  697,025                 $  467,032
     Accounts receivable, net                                                                    415,557                    329,111
     Inventories                                                                                 175,075                    168,517
     Deferred income taxes                                                                       205,959                    160,583
     Prepaid expenses and other current assets                                                    68,411                     50,024

------------------------------------------------------------------------------------------------------------------------------------

              Total current assets                                                             1,562,027                  1,175,267

Property, plant and equipment, net                                                             2,268,468                  1,990,689
Investment in joint venture                                                                      236,820                    204,031
Other assets                                                                                     185,653                    145,284

------------------------------------------------------------------------------------------------------------------------------------

                                                                                              $4,252,968                 $3,515,271
====================================================================================================================================

Liabilities and Stockholders' Equity

------------------------------------------------------------------------------------------------------------------------------------

Current liabilities:
     Notes payable to banks                                                                   $    6,017                 $    6,601
     Accounts payable                                                                            333,975                    359,536
     Accrued compensation and benefits                                                            80,334                     63,429
     Accrued liabilities                                                                         168,280                    134,656
     Income tax payable                                                                           22,026                     12,676
     Deferred income on shipments to distributors                                                 84,523                     83,508
     Current portion of long-term debt, capital
       lease obligations and other                                                               145,564                     66,364
------------------------------------------------------------------------------------------------------------------------------------

              Total current liabilities                                                          840,719                    726,770

Deferred income taxes                                                                             34,784                     96,269
Long-term debt, capital lease obligations and other,
  less current portion                                                                         1,372,416                    662,689

Stockholders' equity:
     Capital stock:
         Common stock, par value                                                                   1,465                      1,428
     Capital in excess of par value                                                            1,071,591                  1,018,884
     Retained earnings                                                                           962,171                  1,066,131
     Accumulated other comprehensive loss                                                        (30,178)                   (56,900)
------------------------------------------------------------------------------------------------------------------------------------

              Total stockholders' equity                                                       2,005,049                  2,029,543

------------------------------------------------------------------------------------------------------------------------------------

                                                                                              $4,252,968                 $3,515,271
====================================================================================================================================


Advanced Micro Devices, Inc.                  INFORMATION ONLY
--------------------------------------------------------------------------------
NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS*
(Includes Pre-Tax FASL Investment Equity Loss (Income) in Operating Income
(Loss))
--------------------------------------------------------------------------------
(Thousands except per share amounts)

                                                          Quarter Ended                                      Year Ended
                                                           (Unaudited)                            (Unaudited)           (Audited)
------------------------------------------------------------------------------------------------------------------------------------
                                         Dec. 27,           Sept. 27,           Dec. 28,           Dec. 27,             Dec. 28,
                                           1998               1998                1997               1998                 1997
------------------------------------------------------------------------------------------------------------------------------------
Net sales                               $  788,820         $  685,927         $  613,171          $2,542,141           $2,356,375

Cost of sales                              481,987            422,985            428,856           1,718,703            1,578,438
Loss (income) from equity
    investment in FASL                       4,814             (4,487)           (16,770)            (23,077)             (47,549)
Research and development                   156,459            143,665            127,031             567,402              467,877
Marketing, general and
    administrative                         120,498            109,768            102,296             419,678              400,713

------------------------------------------------------------------------------------------------------------------------------------
                                           763,758            671,931            641,413           2,682,706            2,399,479
------------------------------------------------------------------------------------------------------------------------------------

Operating income (loss)                     25,062             13,996            (28,242)           (140,565)             (43,104)
Litigation settlement                            -                  -                  -             (11,500)                   -
Interest income and other, net              10,037             10,071              6,525              34,207               35,097
Interest expense                           (15,177)           (21,182)           (11,757)            (66,494)             (45,276)

------------------------------------------------------------------------------------------------------------------------------------

Income (loss) before income taxes           19,922              2,885            (33,474)           (184,352)             (53,283)
Benefit for income taxes                      (136)              (635)           (29,861)            (91,878)             (55,155)
Provision (benefit) for taxes on
    equity loss (income) in FASL            (2,263)             2,514              8,721              11,486               22,962

------------------------------------------------------------------------------------------------------------------------------------

Net income (loss)                       $   22,321         $    1,006         $  (12,334)         $ (103,960)          $  (21,090)

------------------------------------------------------------------------------------------------------------------------------------

Net income (loss) per common share
    share
  - Basic                               $     0.15         $     0.01         $    (0.09)          $   (0.72)          $    (0.15)
  - Diluted                             $     0.15         $     0.01         $    (0.09)          $   (0.72)          $    (0.15)

------------------------------------------------------------------------------------------------------------------------------------

Shares used in per share
    calculation
  - Basic                                  144,926            143,915            141,889             143,668              140,453
  - Diluted                                149,949            146,642            141,889             143,668              140,453

------------------------------------------------------------------------------------------------------------------------------------

* The above statements of operations are not in accordance with generally accepted accounting principles (GAAP) in that the pre-tax equity loss (income) of FASL has been reclassified and included in the determination of operating income (loss). Net income (loss) and related net income (loss) per common share amounts are the same as those reported under GAAP.

                                     AMD
                           Selected Corporate Data
                                 (Unaudited)

---------------------------------------------------------------------------------------------------------
Product Line Breakdown              Q4 '98               Q3 '98               Q4 '97
----------------------------
                            % of Sales  Revenue  % of Sales  Revenue  % of Sales  Revenue
                            ----------  -------  ----------  -------  ----------  -------
---------------------------------------------------------------------------------------------------------
Communications Group
(CPD, EPD, NPD)                  15    $  122M       18      $  126M       28     $ 174M

Vantis (PLD)                      6        47M        7          50M        9        55M

Memory Group (MG)                17       132M       19         129M       30       181M

Computation Products Group
(CMD, PPD, TMD)                  62       488M       56         381M       33       203M
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Other Data                           Q4 '98                Q3 '98                Q4 '97
----------                           ------                ------                ------
---------------------------------------------------------------------------------------------------------
Depreciation
and Amortization                     $ 125M                $ 117M                $ 108M

Capital Additions                      180M                  321M                  250M

Headcount                            13,597                13,384                12,759

---------------------------------------------------------------------------------------------------------

International Sales                     60%                   52%                   56%